EXHIBIT 23.2

CONSENT OF KPMG LLP

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
First Charter Corporation

We consent to the use of our report incorporated herein by reference.

                                                                      /s/ KPMG LLP

Charlotte, North Carolina
July 30, 2001